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                                                                    EXHIBIT 99.3

FIRST AMERICAN FUNDS COMPLEX
RULE 17G-1 FIDELITY BOND FILING
AMOUNT OF SINGLE INSURED BOND FOR JOINT INSUREDS
PERIOD OF COVERAGE:  JULY 1, 2005-JUNE 30, 2006


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                                                        SINGLE INSURED
FUND                                                     BOND COVERAGE
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
American Strategic Income Portfolio Inc.                       400,000
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American Strategic Income Portfolio Inc. II                    600,000
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American Strategic Income Portfolio Inc. III                   750,000
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American Select Portfolio Inc.                                 525,000
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First American Minnesota Municipal Income Fund II, Inc.        250,000
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American Municipal Income Portfolio Inc.                       450,000
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Minnesota Municipal Income Portfolio Inc.                      400,000
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American Income Fund, Inc.                                     450,000
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First American Investment Funds, Inc.                        2,500,000
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First American Funds, Inc.                                   2,500,000
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First American Strategy Funds, Inc.                            900,000
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